UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

AFFILIATED MANAGERS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2018

This Supplement (this “Supplement”) supplements and amends the original definitive proxy statement of Affiliated Managers Group, Inc. (“we”, “us”, “our” or the “Company”), dated April 30, 2018 (the “Proxy Statement”), for our Annual Meeting of Stockholders to be held on June 12, 2018 (the “Annual Meeting”) to (i) add Proposal 4 – Election of Additional Director, to add Nathaniel Dalton as an additional nominee for election to the Board of Directors of the Company (the “Board”), (ii) change the location of the Annual Meeting, as indicated below, and (iii) update the Notice of the Annual Meeting to reflect both of the foregoing items (the “Amended Notice”).

On or about May 29, 2018, we sent this Supplement, the Amended Notice attached hereto as Appendix A and the enclosed amended proxy card to all stockholders entitled to vote at the Annual Meeting.

This Supplement does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously made available to you or mailed to you, if you requested a hard copy. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement amends and supersedes the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL

MEETING TO BE HELD ON JUNE 12, 2018.

This Supplement, the Proxy Statement, the amended proxy card and our 2017 Annual Report on Form 10-K are available at www.proxyvote.com. In addition, a copy of the 2017 Annual Report on Form 10-K will be provided without charge upon the written request of any stockholder to Affiliated Managers Group, Inc., 777 South Flagler Drive, West Palm Beach, Florida 33401-6152, Attention: Investor Relations, and may be found on the Company’s website at www.amg.com.

Notice of Change of Location of Annual Meeting

The Company has changed the location of the Annual Meeting scheduled for Tuesday, June 12, 2018. The Annual Meeting will be held at the Company’s office at 600 Hale Street, Prides Crossing, Massachusetts, at 9:00 a.m. Eastern Daylight Time. The date and time of the Annual Meeting have not been changed and are the same as previously set forth in the Proxy Statement.

Nomination of Nathaniel Dalton for Election as a Director

Nathaniel Dalton has been nominated to stand for election to the Board. As previously disclosed by the Company, Mr. Dalton was appointed as the Company’s Chief Executive Officer, succeeding Sean M. Healey, who became Executive Chairman. Mr. Dalton, 51, has been Chief Operating Officer of the Company since 2006, and was named President in 2011. He is one of the Company’s founders, initially serving as an advisor, then joining in 1996 as the Company’s first General Counsel, and subsequently holding a series of increasingly broad leadership positions through which he has overseen many areas of the Company.

In connection with Mr. Dalton’s appointment as Chief Executive Officer, the size of the Board of Directors was increased from nine to ten members and Mr. Dalton was appointed to fill the resulting vacancy. If elected at the Annual Meeting, Mr. Dalton is expected to serve until the 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The nine director nominees indicated in the Proxy Statement continue to stand for election at the Annual Meeting, as indicated in Proposal 1 – Election of Directors, which is described in the Proxy Statement.

Mr. Dalton’s business experience is further set forth in the Proxy Statement under the heading “Information Regarding Executive Officers of the Company.” The Board believes Mr. Dalton’s qualifications to serve on the Board include his extensive experience in the financial services industry and as a senior executive of the Company. Mr. Dalton will not be considered independent under the listing standards of the NYSE and accordingly will not serve on the Company’s Audit Committee, Compensation Committee or Nominating and Governance Committee.

THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF MR. DALTON IS IN THE BEST

INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND, THEREFORE, UNANIMOUSLY

RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF MR. DALTON

VOTING; REVOCABILITY OF PROXIES

The Company’s amended and restated by-laws provide for majority voting in uncontested director elections. Under the majority voting standard, directors are elected by a majority of the votes cast, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. Abstentions and broker non-votes will have no effect on the outcome of the vote on the election of directors.

The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, in that the enclosed amended proxy card includes the addition of Proposal 4, to elect Mr. Dalton as an additional director of the Company to serve until the 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualified. You should resubmit your vote on all proposals by submitting the amended proxy card enclosed with this Supplement. If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you have already voted and do not submit a new proxy card or new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not include any vote on Proposal 4.

If the amended proxy card or original proxy card is properly submitted over the Internet or by telephone, or by returning a completed, signed and dated proxy card or voting instruction form, and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated on the most recently dated proxy. If a properly executed proxy or voting instruction form is submitted without any instructions indicated, the proxy will be voted FOR the election of each of the nominees for director under both Proposal 1 and Proposal 4, FOR the approval of the advisory vote on executive compensation, and FOR the ratification of the selection of PricewaterhouseCoopers as our independent registered public accounting firm for the current fiscal year. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders on such other matters.

A stockholder of record may revoke a proxy at any time before it has been voted by filing a written revocation with the Secretary of the Company at the Company’s principal executive office at 777 South Flagler Drive, West Palm Beach, Florida 33401-6152, by submitting a duly executed proxy, including the amended proxy card, bearing a later date or by appearing in person and voting by ballot at the Annual Meeting. A stockholder of record who voted over the Internet or by telephone may also change his or her vote with a timely and valid later Internet or telephone vote. Any stockholder of record as of the record date may attend the Annual Meeting whether or not a proxy has previously been given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. If you hold your shares in street name and would like to change your voting instructions, please follow the instructions provided to you by your broker, bank or other intermediary.

A stockholder may vote in person at the Annual Meeting upon presenting picture identification and any one of the following: an account statement, the Notice of Annual Meeting, the Amended Notice or a proxy card. If you hold your shares in street name, you will need to obtain a proxy from your bank or broker in order to vote in person, and you must bring a brokerage statement or letter from your broker, bank or other intermediary reflecting stock ownership, along with picture identification. The address of the Company’s Massachusetts office is set forth above for stockholders who plan to vote in person at the Annual Meeting.

OTHER MATTERS COMING BEFORE THE MEETING

As of the date of this Supplement, the Board does not know of any matters other than those described in the Proxy Statement and this Supplement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Appendix A

AFFILIATED MANAGERS GROUP, INC.

777 South Flagler Drive

West Palm Beach, Florida 33401

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2018

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Affiliated Managers Group, Inc. (the “Company”) will be held on Tuesday, June 12, 2018, at 9:00 a.m. Eastern Daylight Time at the Company’s office at 600 Hale Street, Prides Crossing, Massachusetts, for the following purposes:

1.	To elect nine directors of the Company to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2.	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers.

3.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.

4.	To elect Nathaniel Dalton as an additional director of the Company to serve until the 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

5.	To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

The Proxy Statement first made available to stockholders on April 30, 2018 (the “Proxy Statement”) provides information about the matters you will be asked to consider and vote on at the Annual Meeting, except that certain information with respect to the fourth proposal listed above is set forth in the accompanying Supplement to the Proxy Statement (the “Supplement”).

The Company’s Board of Directors fixed the close of business on April 16, 2018 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

Your vote is very important. Please carefully review the Proxy Statement and the Supplement and submit your proxy over the Internet, by telephone or by mail whether or not you plan to attend the Annual Meeting. If you hold your shares in street name through a broker, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors.

David M. Billings,
General Counsel and Secretary

West Palm Beach, Florida

May 29, 2018

         AFFILIATED MANAGERS GROUP, INC.

         777 SOUTH FLAGLER DRIVE

         WEST PALM BEACH, FL 33401

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Daylight Time on June 11, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by Internet or telephone, you do not need to mail back your proxy card.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Daylight Time on June 11, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E48980-P04400	KEEP THIS PORTION FOR YOUR RECORDS
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THIS AMENDED PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

AFFILIATED MANAGERS GROUP, INC.

The Board of Directors recommends you vote FOR the following:

1.	To elect each of the following nine directors of the Company to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Nominees:		For	Against	Abstain

	1a.	Samuel T. Byrne	☐	☐	☐

	1b.	Dwight D. Churchill	☐	☐	☐

	1c.	Glenn Earle	☐	☐	☐

	1d.	Niall Ferguson	☐	☐	☐

	1e.	Sean M. Healey	☐	☐	☐

	1f.	Tracy P. Palandjian	☐	☐	☐

	1g.	Patrick T. Ryan	☐	☐	☐

	1h.	Karen L. Yerburgh	☐	☐	☐

	1i.	Jide J. Zeitlin	☐	☐	☐

		For	Against	Abstain

2.	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers.	☐	☐	☐

3.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.	☐	☐	☐

4.	To elect Nathaniel Dalton as an additional director of the Company to serve until the 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualified.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Supplement and Form 10-K are available at www.proxyvote.com.

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E48981-P04400

PROXY

FOR ANNUAL MEETING OF STOCKHOLDERS

AFFILIATED MANAGERS GROUP, INC.

June 12, 2018, 9:00 AM EDT

Solicited on behalf of the Board of Directors

The undersigned hereby appoints Nathaniel Dalton and David M. Billings, and each of them, as proxies, each with full power of substitution, and authorizes them to represent and to vote all of the shares of common stock of Affiliated Managers Group, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments or postponements thereof, and hereby grants each of them full power and authority to act on behalf of the undersigned at said meeting and any adjournments or postponements thereof. The Annual Meeting of Stockholders will be held on Tuesday, June 12, 2018, at 9:00 a.m. Eastern Daylight Time, at the Company’s office at 600 Hale Street, Prides Crossing, Massachusetts 01965.

The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Amended Notice of Annual Meeting of Stockholders, Proxy Statement, Supplement and 2017 Annual Report on Form 10-K.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

If no such direction is made on the reverse side of this form, this proxy will be voted “FOR” the election of each of the nominees for director listed in Proposal 1, “FOR” Proposal 2 - To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, “FOR” Proposal 3 - To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year, and “FOR” Proposal 4 - To elect Nathaniel Dalton as an additional director of the Company.

Continued, and to be signed on reverse side